UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2015

MODSYS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

ISRAEL	333-06208	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4616, Seattle WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 395-4152

BluePhoenix Solutions, Ltd.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

On March 27, 2015, ModSys International Ltd. (NASDAQ:MDSY) announced it will report its 2014 annual results on Tuesday, March 31, 2015.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated March 27, 2015, entitled “ModSys International Ltd. “Modern Systems” to Announce 2014 Annual Results on Tuesday, March 31, 2015”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MODSYS INTERNATIONAL LTD.
Date March 27, 2015
By: /s/ Rick Rinaldo
Rick Rinaldo CFO

Exhibit Number	Description
99.1	Press Release, dated March 27, 2015, entitled “ModSys International Ltd. “Modern Systems” to Announce 2014 Annual Results on Tuesday, March 31, 2015”